



                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                        Date of Report: January 23, 2003



                                    QLT Inc.
             (Exact name of registrant as specified in its Charter)





British Columbia, Canada          000-17082                     N/A
------------------------          ---------           -------------------------
(Jurisdiction of           (Commission File Number)       (IRS Employer
Incorporation)                                            Identification No.)





                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
    -------------------------------------------------------------------------
               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)



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ITEM 5.   OTHER EVENTS

          On January 23, 2003, QLT Inc. reported that its alliance partner,
          Novartis, announced global Visudyne(R) (verteporfin) sales of approximately US$77.0 million (CAD$120.9 million) for the quarter and US$287.1 million (CAD$450.6 million) for the year ended December 31, 2002. Visudyne sales for the fourth quarter and the full year were ahead of analysts' consensus estimates and represent increases of 25%
          and 29% over sales in the fourth quarter and annual sales in 2001 respectively.

ITEM 7.   EXHIBITS


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

Exhibit
Number    Description
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
99.1      Press release dated January 23, 2003


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                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.







                                                               QLT Inc.
                                                            ------------
                                                            (Registrant)



Date   January 23, 2003                By  /s/ Paul J. Hastings
      -------------------                  ------------------------------------
                                                                    (Signature)
                                           Paul J. Hastings
                                           President and Chief Executive Officer